                                                                 Exhibit 24.1


                              POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS that the undersigned Officer and/or Director of PANHANDLE EASTERN CORPORATION ("CORPORATION"), a Delaware corporation, does hereby constitute and appoint CARL B. KING, JAMES B. HIPPLE, and ROBERT W. REED, and each of them, his true and lawful attorney and agent to do any and all acts and things and execute any and all instruments which, with the advice of counsel, said attorney and agent may deem necessary or advisable to enable CORPORATION to comply with the Securities Act of 1933, and the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the registration under said Acts of THREE Million (3,000,000) Shares of Common Stock of CORPORATION in connection with the 1994 Long Term Incentive Plan (the "Plan") of CORPORATION, including specifically, but without limitation thereof, to sign his name as an Officer and/or Director of CORPORATION to a Registration Statement on Form S-8 covering the Plan to be filed with the Securities and Exchange Commission, and to any instrument or document filed as a part of, or in connection with said Registration Statement or Amendment thereto; and the undersigned do hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned have subscribed these presents this 15th day of August, 1994.


/s/ Paul M. Anderson                              /s/ Dennis R. Hendrix
- ---------------------------                       ----------------------------
    Paul M. Anderson                                  Dennis R. Hendrix


/s/ George L. Mazanec                             /s/ James B. Hipple
- ---------------------------                       ----------------------------
    George L. Mazanec                                 James B. Hipple
                                                      Senior Vice President and
                                                      Chief Financial Officer


/s/ Sandra P. Meyer
- ---------------------------
    Sandra P. Meyer
    Controller

                              POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS that the undersigned Officer and/or Director of PANHANDLE EASTERN CORPORATION ("CORPORATION"), a Delaware corporation, does hereby constitute and appoint CARL B. KING, JAMES B. HIPPLE, and ROBERT W. REED, and each of them, his true and lawful attorney and agent to do any and all acts and things and execute any and all instruments which, with the advice of counsel, said attorney and agent may deem necessary or advisable to enable CORPORATION to comply with the Securities Act of 1933, and the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the registration under said Acts of THREE Million (3,000,000) Shares of Common Stock of CORPORATION in connection with the 1994 Long Term Incentive Plan (the "Plan") of CORPORATION, including specifically, but without limitation thereof, to sign his name as an Officer and/or Director of CORPORATION to a Registration Statement on Form S-8 covering the Plan to be filed with the Securities and Exchange Commission, and to any instrument or document filed as a part of, or in connection with said Registration Statement or Amendment thereto; and the undersigned do hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned have subscribed these presents this 15th day of August, 1994.


/s/ Harry E. Ekblom
- ---------------------------
    Harry E. Ekblom

                              POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS that the undersigned Officer and/or Director of PANHANDLE EASTERN CORPORATION ("CORPORATION"), a Delaware corporation, does hereby constitute and appoint CARL B. KING, JAMES B. HIPPLE, and ROBERT W. REED, and each of them, his true and lawful attorney and agent to do any and all acts and things and execute any and all instruments which, with the advice of counsel, said attorney and agent may deem necessary or advisable to enable CORPORATION to comply with the Securities Act of 1933, and the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the registration under said Acts of THREE Million (3,000,000) Shares of Common Stock of CORPORATION in connection with the 1994 Long Term Incentive Plan (the "Plan") of CORPORATION, including specifically, but without limitation thereof, to sign his name as an Officer and/or Director of CORPORATION to a Registration Statement on Form S-8 covering the Plan to be filed with the Securities and Exchange Commission, and to any instrument or document filed as a part of, or in connection with said Registration Statement or Amendment thereto; and the undersigned do hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned have subscribed these presents this 15th day of August, 1994.


/s/ Robert Cizik
- ---------------------------
    Robert Cizik

                              POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS that the undersigned Officer and/or Director of PANHANDLE EASTERN CORPORATION ("CORPORATION"), a Delaware corporation, does hereby constitute and appoint CARL B. KING, JAMES B. HIPPLE, and ROBERT W. REED, and each of them, his true and lawful attorney and agent to do any and all acts and things and execute any and all instruments which, with the advice of counsel, said attorney and agent may deem necessary or advisable to enable CORPORATION to comply with the Securities Act of 1933, and the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the registration under said Acts of THREE Million (3,000,000) Shares of Common Stock of CORPORATION in connection with the 1994 Long Term Incentive Plan (the "Plan") of CORPORATION, including specifically, but without limitation thereof, to sign his name as an Officer and/or Director of CORPORATION to a Registration Statement on Form S-8 covering the Plan to be filed with the Securities and Exchange Commission, and to any instrument or document filed as a part of, or in connection with said Registration Statement or Amendment thereto; and the undersigned do hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned have subscribed these presents this 15th day of August, 1994.


/s/ Ann Maynard Gray
- -----------------------------
    Ann Maynard Gray

                              POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS that the undersigned Officer and/or Director of PANHANDLE EASTERN CORPORATION ("CORPORATION"), a Delaware corporation, does hereby constitute and appoint CARL B. KING, JAMES B. HIPPLE, and ROBERT W. REED, and each of them, his true and lawful attorney and agent to do any and all acts and things and execute any and all instruments which, with the advice of counsel, said attorney and agent may deem necessary or advisable to enable CORPORATION to comply with the Securities Act of 1933, and the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the registration under said Acts of THREE Million (3,000,000) Shares of Common Stock of CORPORATION in connection with the 1994 Long Term Incentive Plan (the "Plan") of CORPORATION, including specifically, but without limitation thereof, to sign his name as an Officer and/or Director of CORPORATION to a Registration Statement on Form S-8 covering the Plan to be filed with the Securities and Exchange Commission, and to any instrument or document filed as a part of, or in connection with said Registration Statement or Amendment thereto; and the undersigned do hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned have subscribed these presents this 15th day of August, 1994.


/s/ Charles W. Duncan, Jr.
- --------------------------------
    Charles W. Duncan, Jr.

                              POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS that the undersigned Officer and/or Director of PANHANDLE EASTERN CORPORATION ("CORPORATION"), a Delaware corporation, does hereby constitute and appoint CARL B. KING, JAMES B. HIPPLE, and ROBERT W. REED, and each of them, his true and lawful attorney and agent to do any and all acts and things and execute any and all instruments which, with the advice of counsel, said attorney and agent may deem necessary or advisable to enable CORPORATION to comply with the Securities Act of 1933, and the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the registration under said Acts of THREE Million (3,000,000) Shares of Common Stock of CORPORATION in connection with the 1994 Long Term Incentive Plan (the "Plan") of CORPORATION, including specifically, but without limitation thereof, to sign his name as an Officer and/or Director of CORPORATION to a Registration Statement on Form S-8 covering the Plan to be filed with the Securities and Exchange Commission, and to any instrument or document filed as a part of, or in connection with said Registration Statement or Amendment thereto; and the undersigned do hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned have subscribed these presents this 15th day of August, 1994.


/s/ Harold S. Hook
- ---------------------------
    Harold S. Hook

                              POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS that the undersigned Officer and/or Director of PANHANDLE EASTERN CORPORATION ("CORPORATION"), a Delaware corporation, does hereby constitute and appoint CARL B. KING, JAMES B. HIPPLE, and ROBERT W. REED, and each of them, his true and lawful attorney and agent to do any and all acts and things and execute any and all instruments which, with the advice of counsel, said attorney and agent may deem necessary or advisable to enable CORPORATION to comply with the Securities Act of 1933, and the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the registration under said Acts of THREE Million (3,000,000) Shares of Common Stock of CORPORATION in connection with the 1994 Long Term Incentive Plan (the "Plan") of CORPORATION, including specifically, but without limitation thereof, to sign his name as an Officer and/or Director of CORPORATION to a Registration Statement on Form S-8 covering the Plan to be filed with the Securities and Exchange Commission, and to any instrument or document filed as a part of, or in connection with said Registration Statement or Amendment thereto; and the undersigned do hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned have subscribed these presents this 15th day of August, 1994.


/s/ Leo E. Linbeck, Jr.
- -------------------------------
    Leo E. Linbeck, Jr.

                              POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS that the undersigned Officer and/or Director of PANHANDLE EASTERN CORPORATION ("CORPORATION"), a Delaware corporation, does hereby constitute and appoint CARL B. KING, JAMES B. HIPPLE, and ROBERT W. REED, and each of them, his true and lawful attorney and agent to do any and all acts and things and execute any and all instruments which, with the advice of counsel, said attorney and agent may deem necessary or advisable to enable CORPORATION to comply with the Securities Act of 1933, and the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the registration under said Acts of THREE Million (3,000,000) Shares of Common Stock of CORPORATION in connection with the 1994 Long Term Incentive Plan (the "Plan") of CORPORATION, including specifically, but without limitation thereof, to sign his name as an Officer and/or Director of CORPORATION to a Registration Statement on Form S-8 covering the Plan to be filed with the Securities and Exchange Commission, and to any instrument or document filed as a part of, or in connection with said Registration Statement or Amendment thereto; and the undersigned do hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned have subscribed these presents this 15th day of August, 1994.


/s/ William T. Esrey
- ------------------------------
    William T. Esrey

                              POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS that the undersigned Officer and/or Director of PANHANDLE EASTERN CORPORATION ("CORPORATION"), a Delaware corporation, does hereby constitute and appoint CARL B. KING, JAMES B. HIPPLE, and ROBERT W. REED, and each of them, his true and lawful attorney and agent to do any and all acts and things and execute any and all instruments which, with the advice of counsel, said attorney and agent may deem necessary or advisable to enable CORPORATION to comply with the Securities Act of 1933, and the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the registration under said Acts of THREE Million (3,000,000) Shares of Common Stock of CORPORATION in connection with the 1994 Long Term Incentive Plan (the "Plan") of CORPORATION, including specifically, but without limitation thereof, to sign his name as an Officer and/or Director of CORPORATION to a Registration Statement on Form S-8 covering the Plan to be filed with the Securities and Exchange Commission, and to any instrument or document filed as a part of, or in connection with said Registration Statement or Amendment thereto; and the undersigned do hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned have subscribed these presents this 15th day of August, 1994.


/s/ Milton Carroll
- -----------------------------
    Milton Carroll

                              POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS that the undersigned Officer and/or Director of PANHANDLE EASTERN CORPORATION ("CORPORATION"), a Delaware corporation, does hereby constitute and appoint CARL B. KING, JAMES B. HIPPLE, and ROBERT W. REED, and each of them, his true and lawful attorney and agent to do any and all acts and things and execute any and all instruments which, with the advice of counsel, said attorney and agent may deem necessary or advisable to enable CORPORATION to comply with the Securities Act of 1933, and the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the registration under said Acts of THREE Million (3,000,000) Shares of Common Stock of CORPORATION in connection with the 1994 Long Term Incentive Plan (the "Plan") of CORPORATION, including specifically, but without limitation thereof, to sign his name as an Officer and/or Director of CORPORATION to a Registration Statement on Form S-8 covering the Plan to be filed with the Securities and Exchange Commission, and to any instrument or document filed as a part of, or in connection with said Registration Statement or Amendment thereto; and the undersigned do hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned have subscribed these presents this 15th day of August, 1994.


/s/ Ralph S. O'Connor
- -----------------------------
    Ralph S. O'Connor